SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Policies)	12 Months Ended
Mar. 31, 2013
SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Principles of consolidation

(a)      Principles of consolidation

The consolidated financial statements include the financial statements of the Company, its subsidiaries and its VIE for which the Group is the primary beneficiary. All significant intercompany balances and transactions have been eliminated upon consolidation.

Basis of presentation

(b)      Basis of presentation

The accompanying consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

Use of estimates

(c)      Use of estimates

The preparation of financial statements in conformity with U.S. GAAP requires management of the Group to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Such estimates include the determination of primary beneficiary of VIE, the fair values of share-based payments, the collectibility of accounts receivable, the realizability of deferred income tax assets, the useful lives and residual values of long-lived assets, the recoverability of the carrying values of long-lived assets and goodwill, realizable value of inventories and with respect to revenue recognition, the expected service period for course programs and the expected licensing period for perpetual license. Actual results could differ from those estimates.

Foreign currency translation and risks

(d)                 Foreign currency translation and risks

The accompanying consolidated financial statements have been expressed in RMB, the Company’s reporting currency.

The Company and ATA BVI’s functional currency is the USD. The functional currency of the Company’s PRC subsidiaries and VIE is the RMB.

Transactions denominated in currencies other than the functional currency are translated into the functional currency at the exchange rates prevailing at the dates of the transaction. Monetary assets and liabilities denominated in foreign currencies are translated into the functional currency using the applicable exchange rates at the balance sheet dates. The resulting foreign exchange gains and losses are included in the consolidated statements of comprehensive income in the line item “Foreign currency exchange gains, net.”

Assets and liabilities of the Company and ATA BVI are translated into RMB using the applicable exchange rate at each balance sheet date. Revenues and expenses are translated into RMB at average rates prevailing during the year. The resulting foreign currency translation adjustments are recognized as a separate component of accumulated other comprehensive losses within equity.

For the convenience of the readers, the 2013 RMB amounts included in the accompanying consolidated financial statements have been translated into USD at the rate of USD1.00 = RMB6.2108, the noon buying rate in New York cable transfers of RMB per USD as set forth in the H.10 weekly statistical release of Federal Reserve Board, as of  March 31, 2013. No representation is made that the RMB amounts could have been, or could be, converted into USD at that rate or at any other rate on March 31, 2013.

Commitments and contingencies

(e)                  Commitments and contingencies

In the normal course of business, the Group is subject to contingencies, such as legal proceedings and claims that cover a wide range of matters. Liabilities for such contingencies are recorded when it is probable that a liability has been incurred and the amount of the assessment can be reasonably estimated.

Fair value measurements

(f)                    Fair value measurements

The Group utilizes valuation techniques that maximize the use of observable inputs and minimize the use of unobservable inputs to the extent possible. The Group determines fair value based on assumptions that market participants would use in pricing an asset or liability in the principal or most advantageous market. When considering market participant assumptions in fair value measurements, the following fair value hierarchy distinguishes between observable and unobservable inputs, which are categorized in one of the following levels:

•                        Level 1 Inputs: Unadjusted quoted prices in active markets for identical assets or liabilities accessible to the reporting entity at the measurement date.

•                        Level 2 Inputs: Other than quoted prices included in Level 1 inputs that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the asset or liability.

•                        Level 3 Inputs: Unobservable inputs for the asset or liability used to measure fair value to the extent that observable inputs are not available, thereby allowing for situations in which there is little, if any, market activity for the asset or liability at measurement date.

The Group did not have any nonfinancial assets and liabilities that are measured at fair value on a nonrecurring basis as of March 31, 2012 and 2013.

The Company’s financial instruments consist of cash, accounts receivable, advances to third parties, employees and suppliers, which are included in the prepaid expenses and other current assets, other assets excluding deferred income tax assets, and accrued expenses and other payables, all of which have a carrying amount that approximate fair value because of the short maturity of these instruments.

Revenue recognition

(g)                 Revenue recognition

The Group’s revenues are principally derived from the provision of testing services, test-based educational services and test preparation solutions. The Group recognizes revenues when all of the following have occurred:

•                        persuasive evidence of an agreement with the customer exists;

•                        services have been performed and/or delivery of goods has occurred;

•                        the fees for services performed and/or price of goods sold are fixed or determinable; and

•                        collectibility of the fees and/or sales proceeds is reasonably assured.

The application of the above criteria for revenue recognition for each type of service or product is as follows:

i)                       Testing services

Fees for testing services are recognized upon the completion of the exam by the test taker since the Group has no significant future involvement after the completion of the examination. Fees received in advance of test delivery are recorded as deferred revenue.

ii)                    Test preparation and training solutions

The Group derives test preparation and training solutions revenues from online test preparation and training service and online training platform development and maintenance service.

a)             Online test preparation and training service fees

The Group sells online training to end users directly or through distributors on a consignment basis. The online training entitles end users to access online test preparation and training services during a specified service period, which normally ranges between 90 to 365 days from activation.

Online training revenue is recognized on a straight-line basis over the service period commencing at the point of time the online training is activated. If the online training sold to end users is not activated before the expiration date, related online service revenue is recognized on the expiration date. For online training granted with fixed online hours, the Group compares the revenue recognized to the actual completion status, and makes any revenue adjustments to reflect the actual completion status.

The Group is not contractually obligated to accept, nor has the Group historically accepted, returns from end users.

b)             Online training platform development and maintenance service fees

The Group develops online training platform based on customer’s requirements and provides maintenance services during the contract period. The online training platform enables end users to participate online training courses.

Fees from online training platform development and maintenance service are recognized, when the platform has been delivered, collectibility is reasonably assured, and on a straight-line basis over the contractual period.

iii)                 Other revenue

a)             Test-based educational services

Fees from educational institutions for degree major course programs are recognized, when collectibility is reasonably assured, on a straight-line basis over the contractual period , which typically starts in the month of September and ends in the month of June or August of the following year, or 10 to 12 months.

Fees from educational institutions for single course programs are recognized on a straight-line basis over the expected service period or the contractual period, whichever is longer. At the end of each reporting period upon the closing of the Group’s financial records, the Group compares the revenue recognized at the onset of the contracts to the actual completion status of each contract, on a contract by contract basis, and makes any revenue adjustments to reflect the actual completion status.

Fees are not refundable if the student fails to complete one or more of the courses or the entire degree major course programs or fails any of the exams.

b)             Licensing fees from authorized test centers

The Group receives a fixed fee for a perpetual license or an initial fee plus continuing annual fees for renewable annual licenses that provide authorized test centers the right to use the Group’s brand name and E-testing platform.

The Group is obligated to provide ongoing technical support and unspecific system upgrades; and to provide training to authorized test centers’ staff. Initial fees for renewable annual license and fixed fees for perpetual licenses are recognized on a straight-line basis over the expected licensing period of 10 years, which is the period the Group is expected to have continuing involvement with the authorized test centers. Management estimates the expected licensing period based on its historical retention experience, factoring in the expected level of future competition, the risk of technological obsolescence, technological innovation, and the expected changes in the education training environment.

c)              Test development services

Test development service fees are recognized upon the acceptance of the developed tests by the customer. The period to develop the tests is short, generally within two to six months from commencement of development.

d)             Test administration software products

Test administration software products sales are recognized upon delivery and when collectibility is reasonably assured.

iv)                Business tax and value added tax (“VAT”)

Prior to September 1, 2012, revenue is recorded, net of business tax. Business tax is levied on the Group’s service-related revenues generated in the PRC at 5%.

From September 1, 2012, pursuit to the new PRC tax law, the Company’s business is subject to VAT instead of business tax. From September 1, 2012, revenue is recorded, net of VAT. VAT collected from customers, net of VAT paid for purchases, is recorded as a liability in the balance sheet until it is paid to the tax authorities. VAT is levied on the Group’s service-related revenues generated in the PRC at 6%.

Cost of revenues

(h)                 Cost of revenues

Cost of revenues consists primarily of cost of test monitoring, royalty fees for IT vendors and test sponsor licensing arrangements, cost of inventories, payroll compensation, technical support, and other related costs, which are directly attributable to the rendering of services and delivery of goods.

The test monitoring costs are recognized upon completion of examinations based on actual number of test takers. Royalty fees are recognized as cost of revenues based on actual usage according to contract provisions.

The test monitoring costs and royalty fees for the years ended March 31, 2011, 2012 and 2013 are as follows:

	Year Ended March 31,
	2011	2012	2013
	RMB	RMB	RMB

Test monitoring costs	85,375,463	88,232,358	129,127,028
Royalty fees	17,561,272	22,032,654	15,594,990

Research and development costs

(i)                    Research and development costs

Research and development costs primarily consist of software developed for internal use and software developed for sale.

i)                      Software developed for internal use

The Group expenses all costs that are incurred in connection with the planning and implementation phases of the development of software. Costs incurred in the development phase are capitalized and amortized over the estimated product life. No costs were capitalized for any of the periods presented.

ii)                  Software developed for sale

Costs incurred internally in researching and developing a computer software product are charged to expense as research and development costs prior to technological feasibility being established for the product. Once technological feasibility is established, all computer software costs are capitalized until the product is available for general release to customers. Technological feasibility is established upon completion of all the activities that are necessary to substantiate that the computer software product can be produced in accordance with its design specifications, including functions, features, and technical performance requirements. No costs were capitalized for any of periods presented.

Income taxes

(j)                    Income taxes

Income taxes are accounted for under the asset and liability method. Under this method, deferred income tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and tax loss carryforwards. Deferred income tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred income tax assets and liabilities of a change in tax rates or tax status is recognized in income in the period that includes the enactment date or the date of change in tax status. A valuation allowance is provided to reduce the amount of deferred income tax assets if it is considered more likely than not that some portion or all of the deferred income tax assets will not be realized.

The Group recognizes in the consolidated financial statements the impact of a tax position, if that position is more likely than not of being sustained upon examination, based on the technical merits of the position. Recognized income tax positions are measured at the largest amount that is greater than 50% likely of being realized. Changes in recognition or measurement are reflected in the period in which the change in judgment occurs.

The Group’s accounting policy is to accrue interest and penalties related to unrecognized tax benefits, if and when required, as interest expense and a component of general and administrative expenses, respectively in the consolidated statements of comprehensive income.

Share-based payment

(k)                 Share-based payment

The Group measures the cost of employee share options or similar equity instruments based on the grant date fair value of the award and recognizes that cost over the period during which an employee is required to provide services in exchange for the award, which generally is the vesting period. When no future services are required to be performed by the employee in exchange for an award of equity instruments, and if such award does not contain a performance or market condition, the cost of the award is expensed on the grant date. When there is a modification of the terms and conditions of an award of equity instruments, the Company measures the pre-modification and post-modification fair value of the equity instruments as of the modification date and recognizes the incremental value as compensation cost over the remaining service period.

When there is a change in the grantee status from an employee to a non-employee, if grantee retains the awards on a change in status and continues to provide substantive services to the Group, the change in status results in a new measurement date for the unvested awards with compensation costs measured as if the awards were newly issued to the grantee on the date of the change in status. If grantee retains the awards on a change in status and is not required to provide substantive services to the grantor subsequent to that change in status, the change in status is, in substance, an acceleration of the vesting of the arrangement.

Cash	(l) Cash Cash consists of cash on hand and cash in banks. None of the Group’s cash is restricted from withdrawal.
Accounts receivable

(m)              Accounts receivable

Accounts receivable include amounts billed at the invoiced amount.

The allowance for doubtful accounts is the management’s best estimate of the amount of probable credit losses resulting from the inability of the Group’s customers to make required payments. The allowance for doubtful accounts is based on a review of specifically identified accounts, aging data and historical collection pattern. Account balances are charged off against the allowance after all means of collection have been exhausted and the potential for recovery is considered remote. The Group does not have any off-balance-sheet credit exposure related to its customers.

Inventories

(n)                 Inventories

Inventories include textbooks, exam papers and low value consumables. Inventories are stated at the lower of cost or market value. Cost is determined using the first-in, first-out method. Adjustments are recorded to write down the carrying amount of any obsolete and excess inventory to its estimated net realizable value based on historical and forecasted demand. Provisions to write-down the carrying amount of obsolete inventory to its estimated net realizable value amounted to of RMB2,033,211, RMB nil and RMB nil for the years ended March 31, 2011, 2012 and 2013, respectively, and were recorded as cost of revenues in the consolidated statements of comprehensive income.

Property and equipment, net

(o)                 Property and equipment, net

Property and equipment is stated at historical cost.

Depreciation is recognized over the following useful lives on the straight-line method, taking into consideration the assets’ estimated salvage value:

Building	30 years
Computer equipment	5 years
Furniture, fixtures and office equipment	5 years
Software	3 to 5 years
Motor vehicles	5 years
Leasehold improvements	the shorter of the lease terms or 5 years

Intangible assets

(p)                 Intangible assets

Intangible assets acquired are initially recognized and measured at fair value and are amortized on a straight-line basis over their respective estimated useful lives, which range from 3 to 12 years. The Company has no intangible assets with indefinite useful lives.

Impairment of long-lived assets, excluding goodwill

(q)                 Impairment of long-lived assets, excluding goodwill

Long-lived assets, such as property and equipment, and purchased intangible assets subject to amortization, are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. If circumstances require a long-lived asset or asset group be tested for possible impairment, the Company first compares undiscounted cash flows expected to be generated by that asset or asset group to its carrying value. If the carrying value of the long-lived asset or asset group is not recoverable on an undiscounted cash flow basis, an impairment is recognized to the extent that the carrying value exceeds its fair value. Fair value is determined through various valuation techniques including discounted cash flow models, quoted market values and third-party independent appraisals, as considered necessary. No impairment of long-lived assets was recognized for any of the periods presented.

Goodwill

(r)                   Goodwill

Goodwill is an asset representing the future economic benefits arising from other assets acquired in a business combination that are not individually identified and separately recognized. Goodwill is reviewed for impairment at least annually. In September 2011, the FASB issued ASU 2011-08, Testing Goodwill for Impairment, which provides an entity the option to perform a qualitative assessment to determine whether it is more-likely-than-not that the fair value of a reporting unit is less than its carrying amount prior to performing the two-step goodwill impairment test. If this is the case, the two-step goodwill impairment test is required. If it is more-likely-than-not that the fair value of a reporting is greater than its carrying amount, the two-step goodwill impairment test is not required. The Company adopted this guidance in the year ended March 31, 2013.

If the two-step goodwill impairment test is required, first, the fair value of the reporting unit is compared with its carrying amount (including goodwill). If the fair value of the reporting unit is less than its carrying amount, an indication of goodwill impairment exists for the reporting unit and the entity must perform step two of the impairment test (measurement). Under step two, an impairment loss is recognized for any excess of the carrying amount of the reporting unit’s goodwill over the implied fair value of that goodwill. The implied fair value of goodwill is determined by allocating the fair value of the reporting unit in a manner similar to a purchase price allocation and the residual fair value after this allocation is the implied fair value of the reporting unit goodwill. Fair value of the reporting unit is determined using a discounted cash flow analysis. If the fair value of the reporting unit exceeds its carrying amount, step two does not need to be performed.

The Company performs its annual impairment review of goodwill at March 31, and when a triggering event occurs between annual impairment tests. No impairment loss was recorded for any of the periods presented.

Employee benefit plans

(s)                   Employee benefit plans

As stipulated by the regulations of the PRC, the Company’s PRC subsidiaries are required to contribute to various defined contribution plans, organized by municipal and provincial governments on behalf of their employees. The contributions to these plans are based on certain percentages of the employee’s standard salary base as determined by the local Social Security Bureau. The Group has no other obligation for the payment of employee benefits associated with these plans beyond the annual contributions described above.

Employee benefit expenses recognized under these plans for the years ended March 31, 2011, 2012 and 2013 is allocated to the following expense items:

	Year Ended March 31,
	2011	2012	2013
	RMB	RMB	RMB
Cost of revenues	3,461,455	3,847,873	4,898,098
Research and development	3,553,612	3,694,142	4,214,374
Sales and marketing	3,649,029	3,551,100	5,269,923
General and administrative	2,109,344	2,206,793	2,608,307
Total employee benefit expenses	12,773,440	13,299,908	16,990,702

Earnings per share

(t)            Earnings per share

Basic earnings per share is computed by dividing net earnings by the weighted average number of common shares outstanding during the year using the two-class method. Under the two-class method, net income is allocated between common shares and other participating securities based on their participating rights in undistributed earnings. The Company’s nonvested shares relating to the share-based awards under the share incentive plan were considered participating securities since the holders of these securities have non-forfeitable rights to cash dividends.

Diluted earnings per share is calculated by dividing net earnings adjusted for the effect of dilutive common equivalent shares, if any, by the weighted average number of common and dilutive common equivalent shares outstanding during the year. Common equivalent shares consist of common shares issuable upon the exercise of outstanding share options (using the treasury stock method). Common equivalent shares in the diluted earnings per share computation are excluded to the effect that they would be anti-dilutive. In calculating the diluted earnings per share, the undistributed earnings are not reallocated to the participating securities and the common and dilutive common equivalent shares.

Segment reporting

(u)         Segment reporting

The Group has one operating segment, testing and training services. Substantially all of the Group’s operations and customers are located in the PRC. Consequently, no geographic information is presented.

Variable Interest Entity ("VIE")

(v)          Variable Interest Entity (“VIE”)

PRC regulations prohibit direct foreign ownership of business entities that engage in internet content provision (“ICP’’) services in the PRC. The Company and its subsidiaries are foreign owned business entities under the PRC law and accordingly are prohibited from providing ICP services in the PRC, including having ownership of entities engaged in providing such services. ATA Online provides ICP online test preparation services in the PRC.

The Group has no legal ownership interest in ATA Online. The legal ownership interests of ATA Online are held by Mr. Kevin Xiaofeng Ma, the Company’s co-founder, chairman and chief executive officer and Mr. Walter Lin Wang, the Company’s co-founder and director.

A series of contractual agreements, including loan agreements, a call option and cooperation agreement, an equity pledge agreement, a technical support agreement, a strategic consulting service agreement and a power of attorney (collectively, the “VIE Agreements”) were entered among ATA BVI, ATA Learning, ATA Online, Mr. Kevin Xiaofeng Ma and Mr. Walter Lin Wang. As a result of the VIE Agreements and as described below, the financial statements of ATA Online are consolidated in the Company’s consolidated financial statements.

ATA Online is determined to be a VIE because although Mr. Kevin Xiaofeng Ma and Mr. Walter Lin Wang are the equity holders of ATA Online, (i) their equity investment of RMB10 million in ATA Online was financed by the Group and (ii) they do not participate in any profit or loss of ATA Online.

Although the Group does not have an equity investment in ATA Online, the Group has other variable interests in ATA Online through, among others, (i) the Group’s subordinated loans to Mr. Kevin Xiaofeng Ma and Mr. Walter Lin Wang (used by them to finance their equity investment in ATA Online) and other subordinated loans to ATA Online, (ii) the Group’s right, under the loan agreement, to receive all the dividends declared by ATA Online through its equity holders and (iii) the Group’s exclusive purchase option to acquire (or to have the Group’s designee acquire) 100% of the equity interest or assets in ATA Online for a consideration equal to the loans provided by the Group to Mr. Kevin Xiaofeng Ma and Mr. Walter Lin Wang, to the extent permitted under PRC law. As a result of these variable interests, the Group has the obligation to absorb the expected losses and the right to receive expected residual returns of ATA Online.

Through the VIE Agreements, the Group has a controlling financial interest in ATA Online because the Group (i) has the power to direct activities of ATA Online that most significantly impact the economic performance of ATA Online; and (ii) the obligation to absorb the expected losses and the right to receive expected residual return of ATA Online that could potentially be significant to ATA Online.

Accordingly, the financial statements of ATA Online are consolidated in the Company’s consolidated financial statements. All of the equity (net assets) and net incomes or losses of ATA Online are attributed to the Company; therefore, non-controlling interest in ATA Online is not presented in the Company’s consolidated financial statements.

The key terms of these VIE Agreements are as follows:

Loan agreements: ATA BVI lent to ATA Online’s equity holders, Mr. Kevin Xiaofeng Ma, and Mr. Walter Lin Wang, interest free loans in the amount of RMB10 million for the sole purpose of investing in ATA Online as ATA Online’s registered capital. The equity holders of ATA Online can only repay the loans by transferring all of their legal ownership interest in ATA Online to ATA BVI or to a third party designated by ATA BVI. The equity holders of ATA Online are required to pay to ATA BVI all dividend received from ATA Online. The initial terms of the loans are ten years, which may be extended upon the agreement of ATA BVI and ATA Online’s equity holders. The approval of ATA Online is not required for the renewal of the loan agreements nor can ATA Online terminate the loan agreement during the contract term. ATA BVI lent RMB 1 million on October 27, 2006 and RMB 9 million on July 7, 2009. As of March 31, 2013, the remaining terms of the loan agreements are 3.6 years and 6.3 years for the loans of RMB 1 million and RMB 9 million, respectively, assuming no renewal of the agreement.

Technical support agreement: ATA Learning has the exclusive right to provide technical support services to ATA Online. ATA Online pays a quarterly service fee to ATA Learning. The service fees are mutually agreed by both parties, and are determined based on certain objective criteria such as the actual services required by ATA Online and the actual labor costs, as determined by the number of days and personnel involved, incurred by ATA Learning for providing the services during the relevant period. The term of this agreement is ten years, automatically renewable for successive one year terms unless ATA Learning notifies ATA Online of its intention not to renew 30 days before the relevant term expires. ATA Online may not terminate this agreement during its term or upon its expiration. The agreement was entered into on October 27, 2006 with a remaining term of 3.6 years as of March 31, 2013, assuming no renewal of the agreement.

Strategic consulting service agreement: ATA Learning provides ATA Online with strategic consulting and related services to ATA Online. The fees for these services are determined by ATA Learning and calculated monthly but paid quarterly based on actual time spent providing the services. ATA Learning has the right to adjust the fees payable by ATA Online in accordance with its performance. The term of this agreement is twenty years, automatically renewable for successive one year terms unless ATA Learning notifies ATA Online of its intention not to renew 30 days before the relevant term expires. ATA Online can only terminate this agreement if ATA Learning fails to perform its obligation under this agreement. The agreement was entered into on October 27, 2006 with a remaining term of 13.6 years as of March 31, 2013, assuming no renewal of the agreement.

For the years ended March 31, 2011, 2012 and 2013, the Company billed RMB nil, RMB nil and RMB 12.6 million to ATA Online based on the technical support agreement and strategic consulting service agreement. As of March 31, 2011, 2012 and 2013, RMB nil, RMB nil and RMB 12.6 million was collected.

Call option and cooperation agreement: Through the call option and cooperation agreement entered into among ATA BVI, ATA Online and its equity holders, ATA BVI or any party designated by ATA BVI, has an exclusive purchase option to acquire the equity interest in ATA Online from its equity holders or acquire ATA Online’s assets at any time when permitted by applicable Chinese laws and regulations. The proceeds from the exercise of the call option will be applied to repay the loans under the loan agreements described above. Further, without ATA BVI’s prior written consent, ATA Online or its equity holders cannot sell, assign, mortgage or dispose any of ATA Online’s assets or operation, cannot enter into any transaction which may materially affect ATA Online’s assets, liability, operation, equity or other legal rights, and cannot distribute any dividend to its equity holders. ATA BVI is also obligated to provide financial support to ATA Online’s operation to which ATA BVI has no recourse right if ATA Online cannot repay such financing due to its losses. This agreement has an indefinite term and can only be terminated with the unanimous consent of all parties, except that ATA BVI may terminate this agreement with 30 days prior notice to the other parties.

Equity pledge agreement: To secure the payment obligations of ATA Online under the technical support agreement and the strategic consulting service agreement described above, ATA Online’s equity holders have pledged to ATA Learning their entire equity ownership interests in ATA Online. Under this agreement, equity holders of ATA Online may not transfer the pledged equity interest without ATA Learning’s prior written consent. This agreement will also be binding upon successors of the pledgor and transferees of the pledged equity interest. The term of the pledge is the same as the term of the strategic consulting service agreement. ATA Online may terminate this agreement upon the completion of its contractual obligations under the technical support agreement and the strategic consulting service agreement as described above. As of March 31, 2013, the remaining term of this agreement is 13.6 years, assuming no renewal of the strategic consulting service agreement.

Power of attorney: Each of Mr. Kevin Xiaofeng Ma and Mr. Walter Lin Wang signed a power of attorney, on March 27, 2013 and April 3, 2013 respectively, with ATA Learning to exclusively assign their rights as an shareholder of ATA Online to ATA Learning, including but not limited to voting right and right to appoint director and executive management of ATA Online. The assignment of the shareholder’s rights is legally binding, irrevocable. The agreement is retrospectively effective when the call option and cooperation agreement and equity pledge agreement were effective and remains effective as long as the call option and cooperation agreement and equity pledge agreement are effective.

Risks and uncertainties of the VIE Agreements: The Company relies on the VIE Agreements to operate and control ATA Online. However, these contractual arrangements may not be as effective as direct equity ownership in providing the Company with control over ATA Online. Any failure by ATA Online or its equity holders to perform their obligations under the VIE Agreements would have a material adverse effect on the financial position and financial performance of the Company. All the VIE Agreements are governed by PRC law and provide for the resolution of disputes through arbitration in the PRC. Accordingly, these contracts would be interpreted in accordance with PRC law and any disputes would be resolved in accordance with PRC legal procedures. The legal system in the PRC is not as developed as some other jurisdictions, such as the United States. As a result, uncertainties in the PRC legal system could limit the Company’s ability to enforce these contractual arrangements. In addition, if the legal structure and the VIE Agreements were found to be in violation of any existing or future PRC laws and regulations, the Company may be subject to fines or other legal or administrative sanctions.

In the opinion of management, based on the legal opinion obtained from the Company’s PRC legal counsel, the above contractual arrangements are legally binding and enforceable and do not violate current PRC laws and regulations. However, there are uncertainties regarding the interpretation and application of existing and future PRC laws and regulations.

Accordingly, the Company cannot be assured that PRC regulatory authorities will not ultimately take a contrary view to its opinion. If the current ownership structure of the Company and the VIE Agreements are found to be in violation of any existing or future PRC laws and regulations, the PRC government could:

•                  revoke the Company’s business and operating licenses;

•                  levy fines on the Company;

•                  confiscate any of the Company’s income that they deem to be obtained through illegal operations;

•                  shut down a portion or all of the Company’s servers or block a portion or all of the Company’s web site;

•                  discontinue or restrict the Company’s operations in the PRC;

•                  impose conditions or requirements with which the Company may not be able to comply;

•                  require the Company to restructure the Company’s corporate and contractual structure;

•                  take other regulatory or enforcement actions that could be harmful to the Company’s business.

If the imposition of any of these government actions, or any inability to enforce the contractual arrangements upon a breach, causes the Company to lose its ability to direct the activities of ATA Online or receive substantially all the economic benefits and residual returns from ATA Online and the Company is not able to restructure its ownership structure and operations in a satisfactory manner, the Company would no longer be able to consolidate the financial results of ATA Online in the Company’s consolidated financial statements. Total assets, total liability, equity, net sales, net income and cash flows of the Company would be significantly less than the reported amount in the consolidated financial statements of the Company. In the opinion of management, the likelihood of loss in respect of the Company’s current ownership structure or VIE Agreements is remote based on current facts and circumstances.

The assets and liabilities of ATA Online as of March 31, 2012 and 2013 and the net revenue and net income (loss) for the years ended March 31, 2011, 2012 and 2013 are as follows:

	March 31,
	2012	2013
	RMB	RMB

Cash	26,474,179	12,118,865
Accounts receivable, net	12,839,077	11,441,392
Prepayment and other current assets	1,260,738	3,395,536
Amounts due from related parties	—	29,562
Total current assets	40,573,994	26,985,355
Property and equipment, net	680,857	1,277,283
Total assets	41,254,851	28,262,638

Accrued expenses and other payables	4,785,359	5,058,492
Amounts due to related parties	4,213,631	1,804,678
Deferred revenue	854,095	493,284
Total liabilities	9,853,085	7,356,454

	Year ended March 31,
	2011	2012	2013
	RMB	RMB	RMB

Net revenue	21,022,662	49,782,361	24,960,260
Net income (loss)	3,590,196	25,782,832	(10,495,582)

Amounts due from related parties’ represent the amount due from ATA Inc.’s other subsidiaries, which are eliminated on consolidation.

Amounts due to related parties represent the amount due to ATA BVI and ATA Inc.’s other subsidiaries, which are eliminated on consolidation.

All of the assets of ATA Online can be used only to settle obligations of ATA Online. None of the assets of ATA Online has been pledged or collateralized. The creditors of ATA Online do not have recourse to the general credit of ATA BVI or the Company.

Recently issued accounting standards

(w)       Recently issued accounting standards

In June 2011, the FASB issued Accounting Standards Update (“ASU”) 2011-05, Presentation of Comprehensive Income (“ASU 2011-05”), which amended accounting guidance related to presentation of comprehensive income. The standards update is intended to help financial statement users better understand the causes of an entity’s change in financial position and results of operation. The amendment eliminates the option to present components of other comprehensive income as part of the statement of changes in equity. The amendment requires that all non-owner changes in equity be presented either in a single continuous statement of comprehensive income or in two separate but consecutive statements. The guidance also requires that reclassification adjustments for items that are reclassified from other comprehensive income to net income be presented on the face of the financial statement where the components of net income and other comprehensive income are presented. In December 2011, the FASB issued ASU 2011-12, Deferral of the Effective Date for Amendments to the Presentation of Items Out of Accumulated Other Comprehensive Income in Accounting Standards Update No. 2011-05 (“ASU 2011-12”), which defers only those changes in ASU 2011-05 that relate to the presentation of reclassification adjustments out of accumulated other comprehensive income. ASU 2011-05 and ASU 2011-12 are effective for reporting periods beginning after December 15, 2011. The Company adopted the new guidance on April 1, 2012.

In February 2013, the FASB issued ASU 2013-02, Reporting of Amounts Reclassified Out of Accumulated Other Comprehensive Income (“ASU 2013-02”). The standard requires that companies present either in a single note or parenthetically on the face of the financial statements, the effect of significant amounts reclassified from each component of accumulated other comprehensive income based on its source (e.g., the release due to cash flow hedges from interest rate contracts) and the income statement line items affected by the reclassification (e.g., interest income or interest expense). If a component is not required to be reclassified to net income in its entirety (e.g., the net periodic pension cost), companies would instead cross reference to the related footnote for additional information (e.g., the pension footnote). ASU 2013-02 is effective for interim and annual reporting periods beginning after December 15, 2012. The Company will adopt the provisions of the new guidance on April 1, 2013. The adoption will not have a material impact on its consolidated financial statements or related disclosures.